UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 24, 2018

AmeriGas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 337-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2018, the Board of Directors of AmeriGas Propane, Inc. (the “General Partner”), the general partner of AmeriGas Partners, L.P., elected Roger Perreault, age 54, and Hugh J. Gallagher, age 55, to serve as Directors of the General Partner, effective October 1, 2018. Messrs. Perreault and Gallagher are not members of any standing committees of the Board of Directors of the General Partner, and neither will be compensated for services performed as a Director.

As previously announced, Mr. Perreault has been appointed to the newly created position of Executive Vice President, Global LPG of UGI Corporation (“UGI”), the General Partner’s parent, effective October 1, 2018. In this role, Mr. Perreault will be responsible for UGI’s LPG distribution businesses, conducted through AmeriGas Propane, L.P. and UGI International, LLC, a subsidiary of UGI (“UGI International”), and their subsidiaries. Mr. Perreault will also continue to serve as President of UGI International, a position he has held since November 2015. Prior to joining UGI, Mr. Perreault spent 21 years with Air Liquide, serving in various leadership positions, including in a global role as President, Large Industries, and prior to that, in a role with responsibility for Air Liquide’s North American large industries business.

Also, as previously announced, Mr. Gallagher was named President and Chief Executive Officer of the General Partner, effective September 18, 2018. Prior to that, he served as Vice President – Finance and Chief Financial Officer of the General Partner since May 2013. Since joining UGI in 1990, Mr. Gallagher has served both UGI and the General Partner in various finance, accounting and operations roles, including Treasurer, Director of Treasury Services and Investor Relations and Director, Business Development.

A copy of the General Partner’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of AmeriGas Propane, Inc. dated September 25, 2018.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of AmeriGas Propane, Inc. dated September 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

September 27, 2018	By:	/s/ Monica M. Gaudiosi
Name: Monica M. Gaudiosi
Title: Vice President, General Counsel and Secretary of AmeriGas Propane, Inc., the General Partner of AmeriGas Partners, L.P.